UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

Amgen Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37702	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks, California		91320-1799
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 447-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on May 19, 2026. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Item 1 - Election of Directors

Each of the following 12 nominees for director were elected to serve a one-year term expiring at the Company’s 2027 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier retirement, resignation, disqualification, removal or death.

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Dr. Wanda M. Austin	408,261,366	4,136,960	541,141	63,739,635
Mr. Robert A. Bradway	390,137,618	20,492,559	2,309,290	63,739,635
Dr. Michael V. Drake	407,302,029	4,797,875	839,563	63,739,635
Dr. Brian J. Druker	409,304,364	3,054,075	581,028	63,739,635
Mr. Robert A. Eckert	393,137,908	19,206,011	595,548	63,739,635
Mr. Greg C. Garland	390,923,223	21,425,903	590,341	63,739,635
Mr. Charles M. Holley, Jr.	402,699,984	9,642,231	597,252	63,739,635
Dr. S. Omar Ishrak	408,204,077	4,139,152	596,238	63,739,635
Dr. Tyler Jacks	400,237,518	12,117,252	584,697	63,739,635
Dr. Mary E. Klotman	407,732,503	4,398,737	808,227	63,739,635
Ms. Ellen J. Kullman	405,340,175	6,775,403	823,889	63,739,635
Ms. Amy E. Miles	406,709,817	5,385,886	843,764	63,739,635

Item 2 - Advisory Vote to Approve Our Executive Compensation

The advisory vote to approve our executive compensation was approved.

For:	399,315,381
Against:	11,987,682
Abstain:	1,636,404
Broker Non-Votes:	63,739,635

Item 3 - Ratification of Selection of Independent Registered Public Accountants

Ernst & Young LLP was ratified as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026. No Broker Non-Votes resulted from the vote on this proposal.

For:	447,904,443
Against:	28,209,748
Abstain:	564,911

Item 4 - Stockholder Proposal to Require an Independent Board Chairman

The stockholder proposal to require an independent board chairman was not approved.

For:	72,902,413
Against:	338,465,655
Abstain:	1,571,399
Broker Non-Votes:	63,739,635

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date:	May 20, 2026	By:	/s/ Jonathan P. Graham
Name: Jonathan P. Graham
Title: Executive Vice President and General Counsel and Secretary